Exhibit (q)

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jerome L. Dodson and Richard D. Silberman and each of them as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to the Form N1-A Registration Statement of The Parnassus Fund (SEC file numbers 811-4044 and 2-93131) and The Parnassus Income Trust (SEC file numbers 811-6673 and 33-36065), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date: March 4, 2004	/s/ Donald V. Potter
Donald V. Potter

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jerome L. Dodson and Richard D. Silberman and each of them as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to the Form N1-A Registration Statement of The Parnassus Fund (SEC file numbers 811-4044 and 2-93131) and The Parnassus Income Trust (SEC file numbers 811-6673 and 33-36065), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date: March 23, 1998	/s/ Herbert A. Houston
Herbert A. Houston

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jerome L. Dodson and Richard D. Silberman and each of them as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to the Form N1-A Registration Statement of The Parnassus Fund (SEC file numbers 811-4044 and 2-93131) and The Parnassus Income Trust (SEC file numbers 811-6673 and 33-36065), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date: April 18, 2005	/s/ Jeanie S. Joe
Jeanie S. Joe